AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTOR® VARIABLE ANNUITY
FLEXIBLE PAYMENT VARIABLE AND FIXED
INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED OCTOBER 29, 2004
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED

          American General Life Insurance Company ("AGL") is amending its Platinum Investor variable annuity Contract Prospectus and its related Statement of Additional Information for the sole purpose of providing you with information on the proposed reorganization of the Safeco Resource Series Trust ("Safeco Trust") Core Equity Portfolio ("Safeco Portfolio A") and Growth Opportunities Portfolio ("Safeco Portfolio B") (each referred to as a "Safeco Portfolio"), each an underlying Series of the Contracts' Divisions.

          AGL has received notification that the Board of Trustees of the Safeco Trust (the "Board") has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which Safeco Portfolio A will be reorganized into Pioneer Fund VCT Portfolio - Class I shares ("Pioneer Portfolio A") and Safeco Portfolio B will be reorganized into Pioneer Growth Opportunities VCT Portfolio - Class I shares ("Pioneer Portfolio B") (each referred to as a "Pioneer Portfolio"), each a Series of the Pioneer Variable Contracts Trust. The Plan of Reorganization is subject to shareholder approval.

          If the Plan of Reorganization is approved, then on or about Friday, December 10, 2004 (the "Closing Date") all Contract Owner Variable Account Values in the Divisions supported by Safeco Portfolio A and Safeco Portfolio B will be automatically moved into the Division supported by the corresponding Pioneer Portfolio (Pioneer Portfolio A in the case of Safeco Portfolio A and Pioneer Portfolio B in the case of Safeco Portfolio B). Only the underlying Series will change, not the Division itself.

          Please note that if we receive any instruction from you for a new purchase payment into or to transfer your Variable Account Value into or out of a Safeco Portfolio after 3:00 p.m. Central Standard Time ("CST") on Thursday, December 9, 2004, we will delay the entire transaction until after 3:00 p.m. CST on Friday, December 10, 2004, when we will execute such transaction, which includes a purchase payment or transfer into or out of the corresponding Pioneer Portfolio. Your purchase payment or transfer will use prices established after the close of the New York Stock Exchange on Monday, December 13, 2004.

          If the Plan of Reorganization is not approved, the Board will consider what alternative action to take. Such action could include the liquidation of each Safeco Portfolio or seeking relief to permit Pioneer Investment Management, Inc. to serve as investment adviser beyond the 150 day limit and to continue to solicit proxies with respect to the Plan of Reorganization.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of each Safeco Portfolio.

          If you have any questions, please call our Annuity Administration Department at 1-800-360-4268.